Exhibit 99.1

DIAMEDICA ANNOUNCES PRICING OF INITIAL PUBLIC OFFERING AND NASDAQ LISTING

Minneapolis, Minnesota, December 7, 2018 (GLOBE NEWSWIRE) -- DiaMedica Therapeutics Inc. (“DiaMedica”) (NASDAQ:DMAC) (TSX-V:DMA), a clinical stage biopharmaceutical company, announced today the pricing of its initial public offering in the United States of 4,100,000 of its common shares at a price to the public of $4.00 per share. All of the common shares are being offered by DiaMedica. The common shares are expected to begin trading December 7, 2018 on The Nasdaq Capital Market under the symbol “DMAC.” The offering is expected to close on December 11, 2018, subject to the satisfaction of customary closing conditions.

DiaMedica expects to use the net proceeds from the offering to fund clinical development of DiaMedica’s lead drug candidate, DM199, to conduct research activities and for working capital and general corporate purposes.

Craig-Hallum Capital Group LLC is acting as the sole managing underwriter for the initial public offering.

A registration statement relating to these securities has been filed with and was declared effective by the U.S. Securities and Exchange Commission on December 6, 2018. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering is being made only by means of a prospectus. A copy of the final prospectus related to the offering may be obtained, when available, from Craig-Hallum Capital Group LLC at 222 South Ninth Street, Suite 350, Minneapolis, Minnesota 55402, Attention: Equity Capital Markets, by telephone at 612-334-6300, or by e-mail at prospectus@chlm.com.

About DiaMedica

DiaMedica Therapeutics Inc. is a clinical stage biopharmaceutical company focused on developing novel treatments for neurological and kidney diseases. DiaMedica’s shares are listed on the TSX Venture Exchange under the trading symbol “DMA” and will be listed on The Nasdaq Capital Market under the trading symbol “DMAC.”

Forward-Looking Statements

This press release contains forward-looking statements and information that are based on the beliefs of management and reflect our current expectations. When used in this press release, the words "estimate", "believe", "anticipate", "intend", "expect", "plan", “will,” "may" or "should" and the negative of these words or such variations thereon or comparable terminology are intended to identify forward-looking statements and information. The forward-looking statements and information in this press release include statements regarding the expected completion of the offering, the listing of our common shares on The Nasdaq Capital Market and the use of proceeds from the offering. Such statements and information reflect our current view and we undertake no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS PRESS RELEASE REPRESENTS THE EXPECTATIONS OF DIAMEDICA AS OF THE DATE OF THIS PRESS RELEASE AND, ACCORDINGLY, IS SUBJECT TO CHANGE AFTER SUCH DATE. READERS SHOULD NOT PLACE UNDUE IMPORTANCE ON FORWARD-LOOKING INFORMATION AND SHOULD NOT RELY UPON THIS INFORMATION AS OF ANY OTHER DATE. WHILE DIAMEDICA MAY ELECT TO, IT DOES NOT UNDERTAKE TO UPDATE THIS INFORMATION AT ANY PARTICULAR TIME EXCEPT AS REQUIRED IN ACCORDANCE WITH APPLICABLE LAWS.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

For further information:

Paul Papi
Vice President of Business Development
2 Carlson Parkway, Suite 260
Minneapolis, MN  55447
(617) 899-5941
info@diamedica.com